February 09



colorfulplacestoliveandplay

ASF
February 2009

bluegreen®



# Safe Harbor

Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that the Company's strategic initiatives are not implemented successfully, do not have the expected impact on the Company's financial position, results of operations, liquidity and credit prospects; the performance of the Company's vacation ownership notes receivable may deteriorate in the future; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew or replace such lines of credit; real estate inventories, notes receivable, retained interests in notes receivable sold, goodwill or other assets will be determined to be impaired in the future; risks relating to pending or future litigation, claims and assessments; sales and marketing strategies related to the Resorts and Communities businesses will adversely impact the financial position, results of operations, liquidity and credit prospects of the Company; retail prices and homesite yields for Communities properties will not be as anticipated; sales to existing owners will not continue at current levels; deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company's SEC filings, including its most recent Annual Report on Form 10-K filed on March 3, 2008 and Form 10-Q filed on November 10, 2008. Bluegreen cautions that the foregoing factors are not exclusive.



## Table of Contents

I. Company Profile

II. Q3 2008 Update and Results

III. 2008/2009 Strategic Initiatives

IV. Financial Position and Credit Facilities

V. Receivables Financing Program



# Company Profile



# Company Profile

- Top-4 [1] publicly-held timeshare company with desirable vertical integration
- Broad national footprint with appealing expansion opportunities
- Flexible Vacation Club product, which diversifies risk
- Strong emphasis on customer experience
- Attractive demographic profile
- Growing base of recurring revenues
- Respected servicing operation

(1) *Vacation Ownership World* Magazine, February 2008 (Based on VOI Sales)



RESORTS
BluegreenCorporation

# 4th Largest Public Timeshare Company (Sales)

*($ in millions)*

## VOI Sales (2007)


2000
1500
1000
500
0
$454
$721
$1,254
$1,666
Bluegreen
Starwood
Marriott
Wyndham

Source: Vacation Ownership World, 2007 VOI Sales Leaders/February 2008; SEC Filings



# 3rd Largest Public Timeshare Company (Resorts)

## Resorts (2007)


160
120
80
40
0
28
45
60
144
Starwood
Bluegreen
Marriott
Wyndham

Source: Vacation Ownership World, 2007 VOI Sales Leaders/February 2008; SEC Filings



RESORTS
BluegreenCorporation

# U.S. Timeshare Sales (a)


$10.6 BN
$ 11
10
9
8
7
6
5
4
3
2
1
($ in Billions)
Recession
Recession
9/11 Attacks
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Sources: (a) Ragatz Associates, American Economics Group, AIF; 2006 sales from Ernst & Young, LLP

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# Q3 2008 Update and Results



# Bluegreen Resorts

- Vacation Ownership Interests sold through real-estate based Bluegreen Vacation Club®
- 194,000 owners at 9/30/08
- 49 in-network resorts, near "drive to" vacation destinations and Aruba
- Three new resorts opened in Las Vegas, Williamsburg and New Orleans during Q3 2008
- Access to 18 Shell Vacations Club Resorts through "Select Connections" partnership





RESORTS
BluegreenCorporation

# Bluegreen Resorts

- Exclusive marketing agreement with Bass Pro Shops®
- Benefiting from sales to existing owner base, mitigating sales and marketing costs
- Recurring revenue streams from Resort Management and Finance operations
- Interest income generated through Vacation Ownership Interest financing





# Bluegreen Resorts


CANADA
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
HI
MEXICO
Club Resorts
Club Resorts with Sales Centers
Club Associate Resorts
Select Connections

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# Bluegreen Resorts



Mountain Run at Boyne, *Boyne Falls Michigan*



La Cabana Beach & Racquet Club, *Oranjestad, Aruba*



Grande Villas at World Golf Village, *St. Augustine, Florida*



The Fountains, *Orlando, Florida*

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# Bluegreen Resorts



SeaGlass Tower, *Myrtle Beach, South Carolina*



Bluegreen Club 36, *Las Vegas, Nevada*



MountainLoft, *Gatlinburg, Tennessee*



Carolina Grande, *Myrtle Beach, South Carolina*



# Hotel Room vs. Timeshare Vacation Home

## Typical Hotel Room

## Typical Bluegreen Resort Villa



- 1 Bedroom
- 1 Bathroom
- 400 Sq. Ft.

- 2 Bedrooms
- 2 Bathrooms
- Living Area
- Full Kitchen
- Washer/Dryer
- 1,100+ Sq. Ft.



RESORTS
BluegreenCorporation

# Growing Number of Resort Owners



16% CAGR
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
88,000
115,000
134,000
153,000
171,000
185,000
194,000
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
9/30/2008

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## National Demographic Trends Support Industry Fundamentals

- Target Market (45-64 years old) has been the fastest growth segment of the population
- Estimated growth of target market over 10% growth 2007-2020
- Low Market penetration only 4.5% of all the U.S. households own timeshares

Sources: Population Division, U.S. Census Bureau and ARDA



# Timeshare Ownership By Generation


Timeshare Owners
by Generation, *All Owners*
Gen Y 2.0%
G.I. 0.2%
Gen X
19.7%
Silent
22.9%
Boomers
55.2%

Note:
G.I. 1904–1924
Silent 1925–1945
Boomers 1946–1964
Generation X 1965–1980
Generation Y 1981–1994

Source: American Resort Development Association



## Industry Demographic Characteristics of Buyers

| | |
|---|---|
| • Average Age: | 52.6 years |
| • Average Household Income: | $73,000 |

Source: American Resort Development Association



# High Owner Satisfaction

**Overall Timeshare Ownership Experience**



Excellent 24%
Very Good 45%
Good 19%
Fair 9%
Poor 3%

**Bluegreen**



Excellent 24%
Very Good 37%
Good 24%
Fair 10%
Poor 5%

**Industry**

Source: American Resort Development Association



RESORTS
BluegreenCorporation

# Upgrade Sales to Existing Owner Base


% of Sales
0
5
10
15
20
25
30
35
40
45
50
24%
28%
34%
41%
49%
2004
2005
2006
2007
9/30/2008

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RESORTS

BluegreenCorporation

# Resorts Sales



13% CAGR
($ in millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$311
$358
$399
$454
2004
2005(a)
2006(a)
2007(a)

(a) Reflects impact of SFAS No. 152

RESORTS
BluegreenCorporation

# Resorts Sales


($ in millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
9%
$124.9
$136.2
Q3 '07(a) (b)
Q3 '08(a) (b)

(a) Reflects impact of SFAS No. 152
(b) Excludes $20.1 million gain on sale of notes receivable. There was no such gain in Q3 2008.

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# Illustration of Bluegreen Resort Operating Profit

**(Three months ended September 30, 2008)**

| | |
|---|---|
| ≈23% | Cost of real estate sales<br>▪ Land/Inventory acquisition and product development |
| ≈59% | Selling and marketing expenses<br>▪ Lead generation<br>▪ Tour costs<br>▪ Sales commissions<br>▪ Sales administration |
| ≈3% | Resort operations revenues less cost; **income** |
| ≈6% | Field general and administrative expenses |
| ≈15% | Field operating profit [(1)] |

Note: Margin excludes general and administrative expenses attributable to corporate overhead.

(1) Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, and minority interest.



RESORTS
BluegreenCorporation

# Resorts Field Operating Profit (1)



11% CAGR
($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$51
$60
$54
$70
2004
2005
2006(2)
2007(2)

(1) Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle. Pro forma before the adoption of SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2) Reflects impact of SFAS No. 152

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RESORTS
BluegreenCorporation

# Resorts Field Operating Profit


($ in millions)
$30
$25
$20
$15
$10
$5
$0
$20.8
442%
$3.8
Q3 '07 (1)(2)
Q3 '08 (1)

(1) Reflects impact of SFAS No. 152
(2) Excludes $20.1 million gain on sale of notes receivable. There was no such gain in Q3 2008.

# Segment Sales YTD

**Nine Months Ended September 30, 2008** | **Nine Months Ended September 30, 2007**


12%
88%
24%
76%
Resorts
Communities



# Bluegreen Communities

- Direct-to-consumer sales of residential homesites
- Deed restricted communities
- “Exurbia” in southeastern and southwestern United States
- Certain properties include golf courses designed by PGA champions
- Primarily a cash business
- Pre-sales possible through combination of bonding to completion and corporate guaranty






Golf
Club



# Bluegreen Golf Communities

- Fred Couples' designed or signature courses
  - ✓ Carolina National Golf Club™
  - ✓ Sanctuary Cove at St. Andrews Sound™
  - ✓ Chapel Ridge™
  - ✓ The Bridges at Preston Crossings™
- Curtis Strange designed course
  - ✓ Brickshire™
  - ✓ "Best Places to Play, 2004-2005" (*Golf Digest*)
- Davis Love III designed course
  - ✓ The Preserve at Jordan Lake™
  - ✓ "Top 100 Best Residential Golf Courses" (*Golfweek*, 2005)

COMMUNITIES
BluegreenCorporation

# Bluegreen Communities Sales


($ in millions)
$192
$192
$164
$129
$32.0
$11.0
220
200
180
160
140
120
100
80
60
40
20
0
2004
2005
2006
2007
Q3 '07
Q3 '08

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COMMUNITIES
BluegreenCorporation

# Bluegreen Communities Field Operating Profit (loss) (1)



$60
$50
$40
$30
$20
$10
$0
-$10
$38
$47
$36
$24
$4.5
($0.6)
2004
2005
2006
2007
Q3 '07
Q3 '08

(1) Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, and minority interest.

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# Bluegreen Corporation Total Revenue

*($ in Millions. Includes revenue from all sources.)*



3% CAGR
$631
$684
$673
$691
$206
$180
$700
$600
$500
$400
$300
$200
$100
$0
2004
2005
2006 (a)
2007 (a)
Q3 '07 (a)(b)
Q3 '08 (a)

(a) Reflects impact of SFAS No. 152

(b) Includes $20.1 million gain on sale of notes receivable. There was no such gain in Q3 2008.

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bluegreen

# Bluegreen Corporation Earnings Per Share



$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.43
$1.49
$1.10
$1.02
$0.45
$0.21
2004
2005
2006 (a)(b)
2007 (a)
Q3 '07 (a)(c)
Q3 '08 (a)

(a) Reflects impact of SFAS No. 152
(b) Before cumulative effect of change in accounting principle
(c) Includes approximately $0.40 per share from gain on sale of notes receivable. There was no such gain in Q3 2008.

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# 2008/2009 Strategic Initiatives



# Timeshare Industry: Impact of Liquidity Crisis

- Despite robust sales, most timeshare companies have taken proactive measures to downsize.
- Lack of securitization activity, not lack of consumer demand, has been the primary driver of the industry's actions.
- Industry-wide Impact, including:
  - Wyndham
  - Starwood
  - Bluegreen



## Goals of Bluegreen’s 2008/2009 Strategic Initiatives

- Match our sales operations to our known receivable capacity and liquidity.
- Reduce overhead.
- Reduce capital spending.
- Continue high level of customer service and resort experience.
- Emphasize cash-based business.
- Protect financial position and liquidity.
- Generate Income.



## Reduce Sales Operations

- We have closed 11 of our 29 Sales Offices, including all off-site sales offices
- Defer, indefinitely, the opening of our Club La Pension (New Orleans) sales office
- The Bluegreen Vacation Club system allows flexibility relating to sales office locations, as inventory is typically able to be sold throughout the system
- Utilize additional underwriting requirements to further limit sales



# Reduce Our Sales Operations

- We have eliminated lower-efficiency marketing programs
- Focus primarily on:
  - Bass Pro Tours (APG = $1,359[a])
  - Sampler (APG = $2,438[a])
  - Owners (APG = $2,445[a])

(A) Average sales revenue per guest for the nine months ended September 30, 2008



## Reduce Overhead

- We have eliminated over 2,300 staff positions:
  - Nearly 2,100 from sales operations
  - Approximately 225 from Corporate Headquarters
- Estimated reduction in SG&A, both variable costs and overhead, is expected to be over 50% of estimated 2008 levels.



## Reduce Capital Spending

- Estimated reduction of inventory spending from approximately $215 million over the twelve months ended 9/30/08 to a projected $ 30 million in 2009.
- Focus on completing buildings in process and certain select projects.
- Based on our reduced sales levels, and even assuming 10% growth per year starting in 2010, we believe we have adequate inventory until 2013.



# Emphasize Our Fee-Based Operations

(pre tax income; $ in millions)

## Resorts Management[1]


($ in millions)
$14
$12
$10
$8
$6
$4
$2
$0
$4.0
$6.8
9 mos 9/30/07
9 mos 9/30/08

## Finance Operations[2]


($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$32.5
$38.6
9 mos 9/30/07
9 mos 9/30/08

(1) Primarily cash business.
(2) Excludes provision for loan losses, which is deducted from sales revenue at time of sale.



# Bluegreen Communities

- Focus on advertising efficiency through more centralized, internet-based marketing programs.
- Reduce overhead by utilizing regional sales offices and other cost-cutting initiatives.
- Pursue fee-based sales and marketing services business.



# Financial Position and Credit Facilities

# Balance Sheet

## ($ in 000s)

| | September 30, 2008 (unaudited) | December 31, 2007 |
|---|---|---|
| **ASSETS** | | |
| Cash and cash equivalents (unrestricted) | $ 65,550 | $ 125,513 |
| Cash and cash equivalents (restricted) | 24,689 | 19,460 |
| Total cash and cash equivalents | 90,239 | 144,973 |
| Contracts receivable, net | 16,431 | 20,532 |
| Notes receivable, net | 313,737 | 160,665 |
| Prepaid expenses | 15,557 | 14,824 |
| Other assets | 28,458 | 23,405 |
| Inventory, net | 492,273 | 434,968 |
| Retained interests in notes receivable sold | 120,419 | 141,499 |
| Property and equipment, net | 113,064 | 94,421 |
| Goodwill | 8,502 | 4,291 |
| **Total assets** | $ 1,198,680 | $ 1,039,578 |
| **LIABILITIES AND SHAREHOLDERS' EQUITY** | | |
| Accounts payable | $ 21,765 | $ 38,901 |
| Accrued liabilities and other | 67,135 | 60,421 |
| Deferred income | 36,890 | 36,559 |
| Deferred income taxes | 102,491 | 98,362 |
| Receivable-backed notes payable - Recourse | 64,320 | 38,031 |
| Receivable-backed notes payable – Non-Recourse | 135,186 | 16,968 |
| Lines-of-credit and notes payable | 237,240 | 176,978 |
| 10.50% senior secured notes | - | 55,000 |
| Junior subordinated debentures | 110,827 | 110,827 |
| **Total liabilities** | 775,854 | 632,047 |
| Minority interest | 27,703 | 22,423 |
| Total shareholders' equity | 395,123 | 385,108 |
| **Total liabilities and shareholders' equity** | $ 1,198,680 | $ 1,039,578 |

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# Key Financial Metrics

## Shareholders' Equity


($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$154
$174
$261
$314
$353
$385
$395
Dec '02
Dec '03
Dec '04
Dec '05
Dec '06
Dec '07
Sept '08

## Debt -To-Equity Ratio


2.5
2.0
1.5
1.0
0.5
0.0
1.5
2.1
1.0
0.7
0.8
1.0
1.4
Dec '02
Dec '03
Dec '04
Dec '05
Dec '06
Dec '07
Sept '08

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bluegreen

# Credit Facilities

**($ in 000s)**

| Lender | Type | Facility Amount | Amount Outstanding | Amount Available | |
|---|---|---|---|---|---|
| | | | As of September 30, 2008 | | |
| Corporate | | | | | |
| Wachovia | General Corp. Revolver | $ 20,000 | $ 9,950 | $ 10,050 | (A)(B) |
| Resorts Division | | | | | |
| GMAC | Construction / A&D Facility | 150,000 | 107,105 | 5,600 | (E) |
| BB&T | Receivables Purchase Facility | 150,000 | 135,186 | 14,814 | (B)(C) |
| GE | Big Cedar Receivables Facility | 45,000 | 26,669 | 18,331 | (B) |
| Wellington/Liberty | Receivable Hypothecation Facility | 75,000 | 10,163 | 64,837 | (B) |
| Textron | Construction / A&D Facility | 100,000 | 63,193 | 36,807 | (B)(D) |
| Wells Fargo Foothill | Receivable Hypothecation Facility | 30,000 | 17,884 | 12,116 | (B)(F) |
| Communities Division | | | | | |
| GMAC | Land & Golf Course Facility | 75,000 | 60,676 | 14,324 | (B) |

(A) Unsecured. Amount outstanding excludes $9.5 million of outstanding letters of credit which expired on 9/30/08.
(B) Facility amount is revolving, so additional availability is generated as the principal balance amortizes.
(C) On-balance sheet, non-recourse (except for breaches of representations and warranties).
(D) Facility amount includes a $75 million resorts A&D Facility plus an additional $25 million of miscellaneous credit. Amount outstanding includes $21.3 million of resorts A&D, $40.8 million off-balance sheet securitization bonds, and $1.1 million of receivable – backed debt.
(E) Reflects remaining availability under active project commitments as of September 30, 2008
(F) Facility may also be utilized for the pledge of Communities' receivables.



# Receivables Financing Program



# Receivables Financing Program

- Historically we have financed approximately 95% of Vacation Ownership Interest ("VOI") purchases; more recently we have financed approximately 88% of VOI purchases.
- Owners are required to make at least a 10% down payment of sales price in cash or equity and finance balance over 10 years.
- In-house servicing of all receivables.
- Significant cash generation potential through the sale/hypothecation of receivables portfolio.

Aggregate Principal of Notes Receivable Sold/Hypothecated

(in millions)


$350
$300
$250
$200
$150
$100
$50
$0
$259
$248
$326
$267
2005
2006
2007
YTD 9/30/08



# Interest Rates

BXG VOI receivables have historically yielded approximately 15% per year, generating significant interest income; we have recently implemented a revised interest rate program on new obligors which is expected to increase the WAC by more than 100 bps.

**VOI RATES & TERMS**
**HISTORICAL**

| Down Payment | Int. Rate | Int. Rate w/o Auto-Debit | Max Term |
|---|---|---|---|
| 10% | 15.90%* | 16.90% | 10 years |
| 20% | 12.90%* | 13.90% | 10 years |
| 50% | 8.25% | 8.25% | 1 year |

**VOI RATES & TERMS**
**EFFECTIVE 11/01/08**

| Down Payment | Int. Rate | Int. Rate w/o Auto-Debit | Max Term |
|---|---|---|---|
| 10% | 16.99%* | 17.99% | 10 years |
| 20% | 15.99%* | 16.99% | 10 years |
| 10% | 15.99%* | 16.99% | 7 years |
| 50% | 9.99% | 9.99% | 1 year |

*In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.



# How Bluegreen VOI Buyers Finance Their Purchase

| | | |
|---|---|---|
| Purchase Price of a Typical Vacation Ownership Interest: | $13,200 | 100% |
| Cash Down Payment: | ($ 1,320) | (10%) |
| Amount Financed: | **$11,880** | **90%** |

Terms of Typical Financing:

| | |
|---|---|
| Term / Amortization: | 10 years |
| Fixed Interest Rate: | 16.99% |
| Monthly Payment: | $206* |
| Annual Maintenance Fee/ Club Dues: | $661 |

| | |
|---|---|
| Annual Cost During Financing Period: | $ 3,138* (4.3% of Income**) |
| Annual Cost After Financing Period: | $ 661 (0.9% of Income**) |

*Dollar amount rounded to the nearest whole dollar.
**Note: Based on average household income of $73,000 for timeshare buyers.

# Notes Receivable Outstanding (Resorts and Communities)

(in millions)


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$171
$218
$250
$300
$371
$460
$569
$699
$823
$929
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
9/30/2008

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# Loan Servicing and Collections

- Bluegreen has been servicing loans for over 20 years. Our Mortgage management team has a combined 109 years of servicing experience.
- As of September 30, 2008 Vacation Ownership Interest loan portfolio outstanding:
  - 92,100 loans
  - $924 million
- Loans Serviced on LSAMS (Loan Servicing and Accounting Management System)
- Collections department including but not limited to (see organizational chart on next page)
  - 13 full-time experienced Collectors
  - 1 Department Supervisor
  - 1 Department Manager
- Third Party Partners (2002-A, 2004-B, 2005-A, 2006-B, 2007-A and 2008-A Term Securitizations)
  - Concord Servicing Corporation: warm Backup Servicer (receives monthly tapes)
  - U.S. Bank National Association: Indenture Trustee, Paying Agent and Custodian
  - Bank of America, N.A. : Lockbox Bank
  - Wilmington Trust Company: Owner Trustee



# MORTGAGE DEPARTMENT ORGANIZATIONAL CHART


Senior Vice President, Mortgage Operations and Assistant Treasurer
Director of Mortgage Financial Operations & Investor Reporting
Executive Assistant
Assistant Vice President, Director of Mortgage Operations
Investor Reporting Supervisor
Investor Reporting Specialist
Payment Processing & ACH Supervisor
(2) Payment Processors
(2) Payment Processing Assistants
(3) ACH Specialists
Manager, Asset Recovery, Collections, & Mortgage Research
(2) Administrative Assistants
BK-Quality Assurance Specialist
Collections Supervisor
(13) Collectors
Asset Recovery/ Credit Supervisor
Mortgage Research Supervisor
Administrative Assistant
(3) Mortgage Research Specialists
Manager of Funding, Documentation, Lien Release, & Data Entry
(4) Funding Specialists
Documentation Supervisor
Documentation Mortgage Clerk
Documentation Specialist
New Loans and Data Entry Supervisor
Technical Support Specialist
(2) New Loan Setup Specialists
Lien Release Supervisor
(3) Lien Release Specialists

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# Bluegreen's Previous Receivables Purchase Facilities and Term Securitizations

| Purchase Facility/Term Securitization | Note Amount |
|---|---|
| 1998 GE Purchase Facility | $100.0 MM |
| 2000 GE Purchase Facility | $ 90.0 MM |
| 2001-A ING Purchase Facility | $125.0 MM |
| 2002-A Term Securitization | $170.2 MM |
| 2004-A GE Purchase Facility | $ 38.6 MM |
| 2004-B Term Securitization | $156.6 MM |
| 2004-C BB&T Purchase Facility | $140.0 MM |
| 2005-A Term Securitization | $203.8 MM |
| 2006-A GE Purchase Facility | $125.0 MM |
| 2006-B Term Securitization | $139.2 MM |
| 2007-A Term Securitization | $177.0 MM |
| 2008 BB&T Purchase Facility | $150.0 MM |
| 2008-A Term Securitization | $ 60.0 MM |
| Total | $ 1.7 Billion |



# By Way of Example, Portfolio Characteristics of Bluegreen's Most Recent Term Securitization (2008-A)

| | |
|---|---|
| •Aggregate Loan Balance: | $68.6MM |
| •Number of VOI Loans: | 4,943 |
| •Average Loan Balance: | $13,871 |
| •BXG Core Resorts Represented: | 20 Resorts |
| •Geographical Diversity of Obligors: | 48 States |
| •Payments on Preauthorized Checking (PAC) Debit: | Approximately 91% |
| •Foreign Obligor Percentage: | 1.3% |



# Typical Collection Process - VOI

- 16 Days – Telephone contact initiated on delinquent accounts
- 30 Days – Letter mailed advising the borrower (if a U.S. resident) that if the loan is not brought current, the delinquency will be reported to the credit reporting agencies (telephone contact continues)
- 60 Days – “Lock-out” letter mailed, return receipt requested and regular mail, advising that the borrower cannot use any accommodations until the delinquency is cured (telephone contact continues)
- 90 Days – “Notice of Intent to Cancel Membership” mailed, return receipt requested and regular mail, which informs the borrower that unless the delinquency is cured within 30 days, the borrower will forfeit ownership (telephone contact continues)
- Approximately 120 Days – Termination letter mailed, return receipt requested and regular mail, advising the borrower that the owner’s beneficial rights in the Bluegreen Vacation Club have been terminated
- The VOI is placed back into inventory for resale to a new purchaser

# VOI Portfolio Performance

- Unlike floating rate residential mortgage loans (many of which have "teaser" rates), the monthly payment for Bluegreen's borrowers does not change over the life of the loan.*

- The average monthly payment for Bluegreen's borrowers is much less than a typical mortgage payment.

- The vast majority of Bluegreen's borrowers are on PAC.

- Bluegreen's collectors are incentivized through a performance-based compensation program.

- In addition, Bluegreen recently implemented a formal FICO® score based credit underwriting program.

* In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.

# Portfolio Performance



Bluegreen VOI Delinquency Performance
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08
Total Delinquent
90 Days Delinquent
60 Days Delinquent
31 Days Delinquent